BASIS OF PRESENTATION	12 Months Ended
Dec. 31, 2015
Accounting Policies [Abstract]
BASIS OF PRESENTATION
1.	BASIS OF PRESENTATION

Oi S.A. (“Company” or “Oi”), is a Switched Fixed-line Telephony Services (“STFC”) concessionaire, operating since July 1998 in Region II of the General Concession Plan (“PGO”), which covers the Brazilian states of Acre, Rondônia, Mato Grosso, Mato Grosso do Sul, Tocantins, Goiás, Paraná, Santa Catarina, Rio Grande do Sul, and the Federal District, in the provision of STFC as a local and intraregional long-distance carrier. Since January 2004, the Company has also provided domestic and international long-distance services in all Regions. Additionally, since January 2005, it has provided local services outside of Region II. These services are provided under concessions granted by Agência Nacional de Telecomunicações - ANATEL (National Telecommunications Agency), the regulator for the Brazilian telecommunications industry.

The Company is domiciled in Brazil, with headquarters located at Rio de Janeiro, at Rua do Lavradio, 71 – Rio de Janeiro.

The Company also holds: (i) through its wholly-owned subsidiary Telemar Norte Leste S.A. (“TMAR”), a concession to provide fixed telephone services in Region I and international long-distance services nationwide; and (ii) through its indirect subsidiary Oi Móvel S.A. (“Oi Móvel”) a license to provide mobile telephony services in Region I, II and III.

The local and nationwide STFC long-distance concession agreements between the Company and its subsidiary, TMAR, and ANATEL are effective through December 31, 2025. These concession agreements provide for reviews on a five-year basis and, in general, provide for a greater degree of intervention by ANATEL in the management of the business than the licenses to provide private services, and also include several consumer protection provisions, as determined by ANATEL the regulator. On December 30, 2015, ANATEL announced that the due date for the review to be implemented by the end of 2015 had been postponed to December 31, 2016.

The Company also holds investments in Africa, where the Company provides fixed and mobile telecommunications services indirectly through Africatel Holding BV (“Africatel”). The Company provides services in Namibia, Mozambique, and São Tomé, among other countries, through its subsidiaries Mobile Telecommunications Limited (“MTC”), Listas Telefónicas de Moçambique (“LTM”), and CST – Companhia Santomense de Telecomunicações, SARL (“CST”). Additionally, Africatel holds an indirect 25% stake in Unitel S.A. (“Unitel”) and a 40% stake in Cabo Verde Telecom, S.A. (“CVT”), which provide telecommunications services in Angola and Cape Verde. In Asia, the Company provides fixed and mobile telecommunications services through its subsidiary Timor Telecom.

Certain items in these consolidated financial statements have been reclassified to conform to the current period presentation.

Summary of acquisitions, corporate restructuring and divestures

Company’s capital increase through the contribution by Pharol (formerly Portugal Telecom, SGPS, S.A., “Pharol”) of all PT Portugal shares

As mentioned below, as part of the business combination, a capital increase of the Company was approved, which was partially paid-in through the contribution, by Pharol, of all the shares issued by PT Portugal SGPS, S.A. (“PT Portugal”).

Pursuant to the Definitive Agreements executed on February 19, 2014, which described the steps necessary to implement this Transaction, the Company’s Board of Directors decided at the meetings held on April 28 and 30, 2014, to increase capital by R$13,217,865 through a public distribution of Company common and preferred shares, with the issue of 2,142,279,524 common shares, including 396,589,982 common shares in the form of American Depositary Shares (“ADSs”), and 4,284,559,049 preferred shares, including 828,881,795 preferred shares in the form of ADSs.

On May 5, 2014, Banco BTG Pactual S.A., as Public Offering Stabilizing Underwriter, exercised, part of the distribution option for 120,265,046 Oi common shares and 240,530,092 Oi preferred shares (“Overallotment Shares”), amounting to R$742,035. As a result, on said date the Company capital increased to R$21,431,109.

The shares were issued at the price of R$2.17 per common share and R$2.00 per preferred share. The common shares in the form of ADSs (“ADSs ON”, each representing one common share) were issued at the price of US$0.970 per ADS ON, and the preferred shares in the form of ADSs (“ADSs PN”, each representing one preferred share) were issued at the price of US$0.894 per ADS PN.

Finally, the issued shares were paid in (i) in assets, by Pharol through the contribution to the Company of all PT Portugal SGPS, S.A. (“PT Portugal”) shares, which held all the (i.a) operating assets of Pharol amounting to R$30,299 (mostly represented by available-for-sale securities, tangible and intangible assets), except its direct or indirect interests in the Company and in Contax Participações S.A., and (i.b) liabilities of Pharol at the contribution date amounting to R$33,115 (mostly represented by non-current debt), as determined in the Valuation Report prepared by Banco Santander (Brasil) S.A. (“PT Assets”), approved at the Company’s Shareholders’ Meeting held on March 27, 2014; and (ii) cash, on the subscription date, in local legal tender amounting to R$8.25 billion. Accordingly, the Company’s capital increase totaled the gross amount of R$13.96 billion, including PT’s assets valued at R$5.71 billion.

Sale of PT Portugal Shares

The sale of all the shares of PT Portugal to Altice Portugal S.A. (“Altice”), involving basically the operations of PT Portugal in Portugal and in Hungary, was completed on June 2, 2015 (see note 26 for financial impacts). After this sale, the Company retained its stakes in the following former PT Group subsidiaries:

(i)	100% of the shares of PT Participações SGPS, S.A. (“PT Participações”), holding of the operations in Africa, through Africatel Holdings BV (“Africatel”), and Timor, through Timor Telecom, S.A. (“Timor Telecom”);

(ii)	100% of the shares of Portugal Telecom International Finance B.V. (“PTIF”), CVTEL B.V. (“CVTEL”), and Carrigans Finance S.à.r.l. (“Carrigans”).

Corporate reorganization

On March 31, 2015, the shareholders of TmarPart acting at a pre-meeting of the shareholders of TmarPart (1) unanimously approved the adoption of an alternative share structure, after analyzing options and taking into consideration the obstacles to the completion of the previously announced merger of shares of Oi and TmarPart, and (2) authorized the managements of TmarPart and Oi to begin taking the applicable steps to implement the alternative share structure. The alternative share structure was intended to achieve many of the primary purposes of the merger of shares of Oi and TmarPart, including the adoption by our company of the best corporate governance practices required by BM&FBovespa’s Novo Mercado segment and the elimination of the control of Oi through the various shareholders’ agreements governing Oi, while maintaining the goal of implementing a transaction that would result in the listing of the shares of Oi on the Novo Mercado.

The implementation of the alternative share structure consisted of the corporate ownership simplification transactions (described below), the adoption of new by-laws of our company, the election of a new board of directors of our company, and a voluntary share exchange through which holders of our preferred shares were entitled to exchange their preferred shares for our common shares (“voluntary convertion”).

On September 1, 2015, we and several of our direct and indirect shareholders undertook the following transactions, which we refer to collectively as the corporate ownership simplification transactions:

•	AG Telecom merged with and into PASA;

•	LF Tel merged with and into EDSP;

•	PASA and EDSP merged with and into Bratel Brasil;

•	Valverde merged with and into TmarPart;

•	Venus RJ Participações S.A., Sayed RJ Participações S.A. and PTB2 S.A. merged with and into Bratel Brasil;

•	Bratel Brasil merged with and into TmarPart; and

•	TmarPart merged with and into our company.

In connection with these transactions, all of the shareholders agreements to which we were an intervening party and through which the direct and indirect shareholders of TmarPart had rights to influence our management and operations were terminated. In the merger of TmarPart with and into Oi, the net assets of TmarPart, in the amount of R$122,412 were merged into the shareholders’ equity of Oi and as a result of the merger, TmarPart ceased to exist. The merger of TmarPart with and into Oi also resulted in the recognition its shareholders’ equity of a tax benefit related to the step up of tax basis the goodwill in the amount of R$982,768 with a corresponding valuation allowance by the same amount derived from the acquisition of equity interest in TmarPart recorded by Bratel Brasil, AG Telecom, LF Tel, in accordance with applicable Brazilian law. This tax benefit was recorded directly in equity as it was a transaction among and with shareholders’ of Oi.

In the merger of TmarPart with and into Oi, shareholders of TmarPart received the same number of shares of Oi as were held by TmarPart immediately prior to the merger of TmarPart with and into Oi in proportion to their holdings in TmarPart. No withdrawal rights for the holders of shares of Oi were available in connection with the merger of TmarPart with and into Oi.

At an extraordinary shareholders meeting of our company held on September 1, 2015, our shareholders (1) adopted amended by-laws for our company that were intended to increase the corporate governance standards applicable to our company as well as to limit the voting rights of holders of a large concentration of common shares, and (2) elected a new board of directors with terms of office until the shareholders’ meeting that approves our financial statements for the year ending December 31, 2017.

With regard to the Voluntary Conversion, a total of 314,250,655 Oi preferred shares, or 66.84% of total preferred shares ex-treasury, were offered for conversion by their holders, attaining the minimum acceptance threshold of 2/3 of the holders of preferred shares ex-treasury to which the Voluntary Conversion was subject, was reached.

The Company’s Board of Directors ratified the voluntary conversion, accepted the conversion requests filed by the holders of Preferred ADSs, and approved the summon of the Extraordinary Shareholders’ Meeting to reflect the new share structure, as a result of the Voluntary Conversion, in the Company’s Bylaws.

Going concern considerations

During 2015, our operations generated negative cash flows of R$1,054 million. As a result, we financed investing activities, debt service and working capital from our cash and cash equivalents and short-term cash investments. Historically, we have financed our investments in property, plant and equipment through the use of bank loans, vendor financing, capital markets and other forms of financing.

As of December 31, 2015, our consolidated cash and cash equivalents and short-term cash investments amounted to R$16,700 million and our consolidated indebtedness amounted to R$ 59,857 million. We anticipated that we will be required to spend approximately R$19,725 million to meet our short-term contractual obligations and commitments during 2016, and an additional approximately R$30,672 million to meet our long-term contractual obligations and commitments in 2017 and 2018. As a result this financial situation doubt about Company’s ability to continue on a going concern basis.

Oi’s operating and business focus remains unchanged and Oi is still committed to continuing to make investments that ensure a continue improvement of its quality of service, which it believes will allow it to continue to bring technological advances to its customers all over Brazil. Oi also continues to undertake efforts for the operating upgrading and transformation of its business by focusing on austerity, infrastructure optimization, process revision, and sales actions.

On March 9, 2016, we announced that we had retained PJT Partners as our financial advisor to assist us in evaluating financial and strategic alternatives to optimize our liquidity and debt profile. On April 25, 2016, we entered into a customary non-disclosure agreement with Moelis & Company, who acts as advisor for a diverse ad hoc group of holders of the bonds issued by Oi and its subsidiaries, as an initial step towards discussions of a potential restructuring of its indebtedness.

Our financial statements for the year ended December 31, 2015 have been prepared assuming that we will continue as a going concern, based on our cash flow projections and the successful implementation of strategic alternatives to optimize the liquidity and debt profile. Our projections depend on factors such as attainment of traffic volume targets, customer base, launching of bundled products attractive to customers, service sales prices, foreign exchange fluctuation and the success of the efforts to identify and implement financial and strategic alternatives to optimize the liquidity and debt profile.

Should one of more of the assumptions underlying the Company cash flow projections and other forecasts, the financial support of the Company, or the outcome of the efforts to identify and implement financial and strategic alternatives to optimize the Company liquidity and debt profile not be met, this could be an indication of material uncertainties that would generate doubts as to the Company’s ability to realize its assets and settle its obligations at their carrying amounts.